Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort September 30, 2019 Third Quarter 2019 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 66 premium-branded hotels and resorts with over 35,000 rooms primarily located in prime city center and resort locations, which includes 18 hotels with approximately 6,000 rooms acquired in the Chesapeake Lodging Trust acquisition. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.   Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Comparable Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures. About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is the second largest publicly traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 66 premium-branded hotels and resorts with over 35,000 rooms primarily located in prime city center and resort locations, which includes 18 hotels with approximately 6,000 rooms acquired in the Chesapeake Lodging Trust acquisition. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Comparable Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Supplementary Financial Information Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 17 21 33 36 38 New York Hilton Midtown Le Meridien San Francisco Waldorf Astoria Orlando Table of Contents 1. Financial Statements 2. Supplementary Financial Information 3. Guidance 4. Portfolio and Operating Metrics 5. Acquisitions and Dispositions 6. Debt Summary 7. Definitions 4 7 17 21 33 36 38 Waldorf Astoria Orlando Le Meridien San Francisco New York Hilton Midtown

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina Financial Statements Hilton Chicago Casa Marina, a Waldorf Astoria Resort Hyatt Regency Mission Bay Spa and Marina

Financial Statements Condensed Consolidated Balance Sheets (unaudited in millions, except share and per share data) March 31, 2019 December 31, 2018 ASSETS Property and equipment, net $7,944 $7,975 Investments in affiliates 49 50 Goodwill 607 607 Intangibles, net 2 27 Cash and cash equivalents 276 410 Restricted cash 14 15 Accounts receivable, net 172 153 Prepaid expenses 76 82 Other assets 42 44 Operating lease right-of-use asset 212 — TOTAL ASSETS $9,394 $9,363 LIABILITIES AND EQUITY Liabilities Debt $2,949 $2,948 Accounts payable and accrued expenses 162 183 Due to hotel manager 110 137 Due to Hilton Grand Vacations 135 135 Deferred income tax liabilities 41 42 Other liabilities 213 332 Operating lease liability 204 — Total liabilities $3,814 $3,777 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,715,453 shares issued and 201,539,398 shares outstanding as of March 31, 2019 and 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018" 2 2 Additional paid-in capital 3,588 3,589 Retained earnings 2,044 2,047 Accumulated other comprehensive loss (6) (6) Total stockholders' equity 5,628 5,632 Noncontrolling interests (48) (46) Total equity 5,580 5,586 TOTAL LIABILITIES AND EQUITY $9,394 $9,363 Condensed Consolidated Balance Sheets Financial Statements Financial Statements Condensed Consolidated Balance Sheets (unaudited in millions, except share and per share data) September 30, 2019 December 31, 2018 ASSETS Property and equipment, net $9,986 $7,975 Investments in affiliates 52 50 Goodwill 607 607 Intangibles, net 46 27 Cash and cash equivalents 321 410 Restricted cash 43 15 Accounts receivable, net 193 153 Prepaid expenses 76 82 Other assets 29 44 Operating lease right-of-use asset 267 — TOTAL ASSETS $11,620 $9,363 LIABILITIES AND EQUITY Liabilities Debt $4,100 $2,948 Accounts payable and accrued expenses 237 183 Due to hotel manager 128 137 Due to Hilton Grand Vacations 135 135 Deferred income tax liabilities 42 42 Other liabilities 241 332 Operating lease liability 284 — Total liabilities $5,167 $3,777 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 239,590,752 shares issued and 239,388,083 shares outstanding as of September 30, 2019 and 201,290,458 shares issued and 201,198,381 shares outstanding as of December 31, 2018" 2 2 Additional paid-in capital 4,572 3,589 Retained earnings 1,931 2,047 Accumulated other comprehensive loss (8) (6) Total stockholders' equity 6,497 5,632 Noncontrolling interests (44) (46) Total equity 6,453 5,586 TOTAL LIABILITIES AND EQUITY $11,620 $9,363

Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited in millions, except per share data)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Revenues				
Rooms	$ 431	$ 429	$ 1,271	$ 1,298
Food and beverage	156	144	534	532
Ancillary hotel	63	60	170	168
Other	22	19	59	53
Total revenues	672	652	2,034	2,051
Operating expenses				
Rooms	114	113	334	337
Food and beverage	117	111	371	368
Other departmental and support	153	157	453	469
Other property-level	54	54	152	157
Management fees	32	32	101	103
Casualty loss (gain) and impairment loss, net	8	(1)	8	(1)
Depreciation and amortization	61	69	184	208
Corporate general and administrative	14	16	47	47
Acquisition costs	59	—	65	—
Other	23	19	61	54
Total expenses	635	570	1,776	1,742
Gain on sales of assets, net	1	2	20	98
Operating income	38	84	278	407
Interest income	2	2	5	4
Interest income	(33)	(32)	(98)	(94)
Interest expense	3	4	18	16
Loss on foreign currency transactions	(2)	(1)	(2)	(4)
Other gain (loss), net	1	(2)	1	106
Income before income taxes	9	55	202	435
Income tax expense	—	—	(12)	(13)
Net income	9	55	190	422
Net income attributable to noncontrolling interests	(4)	(3)	(7)	(4)
Net income attributable to stockholders	$ 5	$ 52	$ 183	$ 418
Earnings per share:				
Earnings per share - Basic	$ 0.02	$ 0.26	$ 0.90	$ 2.04
Earnings per share - Diluted	$ 0.02	$ 0.26	$ 0.90	$ 2.04
Weighted average shares outstanding - Basic	206	200	203	204
Weighted average shares outstanding - Diluted	207	201	204	205

6 |

PARK HOTELS & RESORTS

Supplementary Financial Information Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach, a Waldorf Astoria Resort Supplementary Financial Information Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach, a Waldorf Astoria Resort

Supplementary Financial Information EBITDA and Adjusted EBITDA (1)Included in other gain (loss), net in the condensed consolidated statements of operations. Supplementary Financial Information EBITDA and Adjusted EBITDA (1) Included in other gain (loss), net in the condensed consolidated statements of operations Three Months Ended Nine Months Ended (unaudited, in millions) September 30, September 30, 2019 2018 2019 2018 Net income $9 $55 $190 $422 Depreciation and amortization expense 61 69 184 208 Interest income (2) (2) (5) (4) Interest expense 33 32 98 94 Income tax expense — — 12 13 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 7 8 19 20 EBITDA 108 162 498 753 Gain on sales of assets, net (1) (2) (20)(98) Loss (gain) on sale of investments in affiliates(1) — 1 — (107) Loss on foreign currency transactions 2 1 2 4 Transition expense — 1 — 3 Acquisition costs 59 — 65 — Severance expense — 1 2 2 Share-based compensation expense 4 4 12 12 Casualty loss (gain) and impairment loss, net 8 (1) 8 (1) Other items — 1 (4) 2 Adjusted EBITDA $180 $168 $563 $570

Supplementary Financial Information (continued)

Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin[(1)]

(unaudited, dollars in millions)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Adjusted EBITDA[(2)]	$ 180	$ 168	$ 563	$ 570
Less: Adjusted EBITDA from investments in affiliates	9	10	31	36
Less: All other[(3)]	(12)	(13)	(41)	(39)
Hotel Adjusted EBITDA[(2)]	183	171	573	573
Add: Adjusted EBITDA from hotels acquired[(1)]	39	49	129	140
Less: Adjusted EBITDA from hotels disposed of	(1)	8	10	31
Less: Adjusted EBITDA from non-comparable hotels	4	—	(1)	5
Pro-forma Comparable Hotel Adjusted EBITDA[(1)]	$ 219	$ 212	$ 693	$ 677

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Total Revenues	$ 672	$ 652	$ 2,034	$ 2,051
Less: Other revenue	22	19	59	53
Add: Revenue from hotels acquired[(1)]	125	148	405	426
Less: Revenues from hotels disposed of	—	41	35	150
Less: Revenues from non-comparable hotels[(4)]	16	9	23	18
Pro-forma Comparable Hotel Revenues[(1)]	$ 759	$ 731	$ 2,322	$ 2,256

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Change[(5)]	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018	Change[(5)]
Pro-forma Comparable Hotel Revenues[(1)]	$ 759	$ 731	3.9%	$ 2,322	$ 2,256	3.1%
Pro-forma Comparable Hotel Adjusted EBITDA[(1)]	$ 219	$ 212	3.1%	$ 693	$ 677	2.5%
Pro-forma Comparable Hotel Adjusted EBITDA margin[(1)]	28.8%	29.0%	(20) bps	29.9%	30.1%	(20) bps

(1) Includes results from the 18 hotels acquired in the Chesapeake acquisition as if it had taken place on January 1, 2018.
(2) Includes EBITDA of $8 million for both the three and nine months ended September 30, 2019, for the period of ownership of the Chesapeake hotels between September 18, 2019 and September 30, 2019.
(3) Includes *other revenues* and *other expenses*, non-income taxes on TRS leases included in *other property-level expenses* and *corporate general and administrative* expenses in the condensed consolidated statement of operations.
(4) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.
(5) Percentages are calculated based on unrounded numbers.

9 |
PARK HOTELS & RESORTS

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net income attributable to stockholders	$ 5	$ 52	$ 183	$ 418
Depreciation and amortization expense	61	69	184	208
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(3)	(3)
Gain on sales of assets, net	(1)	(2)	(20)	(98)
Loss (gain) on sale of investments in affiliates[1]	—	1	—	(107)
Equity investment adjustments:				
Equity in earnings from investments in affiliates	(3)	(4)	(18)	(16)
Pro rata FFO of investments in affiliates	6	8	27	28
Nareit FFO attributable to stockholders	67	123	353	430
Loss on foreign currency transactions	2	1	2	4
Casualty loss (gain), net	7	(1)	7	(1)
Transition expense	—	1	—	3
Acquisition costs	59	—	65	—
Severance expense	—	1	2	2
Share-based compensation expense	4	4	12	12
Other items	1	3	(1)	6
Adjusted FFO attributable to stockholders	$ 140	$ 132	$ 440	$ 456
Nareit FFO per share - Diluted[2]	$ 0.33	$ 0.61	$ 1.73	$ 2.10
Adjusted FFO per share - Diluted[2]	$ 0.68	$ 0.65	$ 2.16	$ 2.23
Weighted average shares outstanding - Diluted	207	201	204	205

(1) Included in *other gain (loss), net* in the condensed consolidated statements of operations.
(2) Per share amounts are calculated based on unrounded numbers and are calculated independently for each period presented.

10 |

PARK HOTELS & RESORTS

Supplementary Financial Information (continued)

Historical Pro-forma Comparable Hotel Metrics

The financial information below is for the 57 comparable hotels owned as of September 30, 2019[(1)].

	Three Months Ended				TTM[(2)]	Full Year
(unaudited)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	September 30, 2019	December 31, 2018
Pro-forma Comparable RevPAR	$176.41	$178.48	$195.03	$187.70	$184.41	$182.10
Pro-forma Comparable Occupancy	80.1%	79.2%	87.0%	84.9%	82.8%	82.7%
Pro-forma Comparable ADR	$220.25	$225.39	$224.30	$221.17	$222.76	$220.28
Pro-forma Comparable Hotel Revenues (in millions)	$747	$746	$816	$759	$3,068	$3,001
Pro-forma Comparable Hotel Adjusted EBITDA (in millions)	$215	$213	$261	$219	$908	$892
Pro-forma Comparable Hotel Adjusted EBITDA margin	28.8%	28.6%	32.0%	28.8%	29.6%	29.7%

	Three Months Ended				TTM[(2)]	Full Year
(unaudited)	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018	December 31, 2017
Pro-forma Comparable RevPAR	$171.09	$171.73	$194.45	$185.71	$180.76	$176.86
Pro-forma Comparable Occupancy	79.6%	79.3%	86.4%	84.9%	82.5%	82.0%
Pro-forma Comparable ADR	$215.00	$216.61	$225.00	$218.90	$219.00	$215.56
Pro-forma Comparable Hotel Revenues (in millions)	$722	$713	$810	$731	$2,976	$2,928
Pro-forma Comparable Hotel Adjusted EBITDA (in millions)	$206	$198	$267	$212	$883	$856
Pro-forma Comparable Hotel Adjusted EBITDA margin	28.5%	27.8%	32.9%	29.0%	29.7%	29.2%

(1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(2) Trailing Twelve Months ("TTM").

11 |

PARK HOTELS & RESORTS

Historical Pro-forma Comparable Hotel Adjusted EBITDA – 2019 TTM Supplementary Financial Information (continued) Three Months Ended TTM Full Year(unaudited, dollars in millions)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Net income $105 $61 $149 $218 $533 $2,631 Depreciation & Amortization 74 71 70 69 284 288 Interest income (1) — (1) (1) (3) (2)Interest expense 32 31 31 31 125 124 Income tax benefit (44) (2) — 13 (33) (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 6 7 5 24 24 EBITDA 172 167 256 335 930 719 Gain on sales of assets, net — (1) (89) (7) (97) (1)Gain on sale of investments in affiliates(1) — — — (108) (108) — Gain on foreign currency transactions 1 — (1) 4 4 4 Transition expenses 3 4 2 — 9 9 Transaction expenses — 2 — — 2 2 Severance costs — 1 — 1 2 1 Share-based compensation expense 3 4 4 4 15 14 Casualty and impairment loss 2 24 — — 26 26 Other items 2 (21) 2 (1) (18) (17)Adjusted EBITDA 183 180 174 228 765 757 Less: EBITDA from hotels disposed of 11 9 2 — 22 33 Less: Adjusted EBITDA from investments in affiliates 11 10 12 14 47 45 Less: All other(2) (10) (12) (12) (14) (48) (46)Hotel Adjusted EBITDA 171 173 172 228 744 725 Less: Adjusted EBITDA from non-comparable hotels 9 7 13 13 42 44 Comparable Hotel Adjusted EBITDA $162 $166 $159 $215 $702 $681 The financial information below is for the 57 comparable hotels owned as of September 30, 2019. (1)Included in other gain (loss), net in the condensed consolidated statement of operations. (2) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018. (3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensedconsolidated statement of operations. Supplementary Financial Information (continued) Historical Pro-forma Comparable Hotel Adjusted EBITDA – 2019 TTM The financial information below is for the 57 comparable hotels owned as of September 30, 2019. Three Months Ended TTM Full Year (unaudited, dollars in millions) December 31, March 31, June 30, September 30, September 30,December 31, 2018 2019 2019 2019 2019 2018 Net income $55 $97 $84 $9 $245 $477 Depreciation and amortization expense 69 62 61 61 253 277 Interest income (2) (1) (2) (2) (7) (6) Interest expense 33 32 33 33 131 127 Income tax expense 10 7 5 — 22 23 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 5 7 7 25 26 EBITDA 171 202 188 108 669 924 Loss (gain) on sales of assets, net 2 (31) 12 (1) (18)(96) Loss on sale of investments in affiliates(1) — — — — — (107) (Gain) loss on foreign currency transactions (1) — — 2 1 3 Transition expense — — — — — 3 Dispostion costs 2 — 1 — 3 2 Acquisition costs — — 6 59 65 — Severance expense — 1 1 — 2 2 Share-based compensation expense 4 4 4 4 16 16 Casualty gain and impairment loss, net — — — 8 8 (1) Other items 6 — (5) — 1 8 Adjusted EBITDA 184 176 207 180 747 754 Add: Adjusted EBITDA from hotels acquired(2) 41 37 53 39 170 181 Less: Adjusted EBITDA from hotels disposed of 8 6 5 (1) 18 40 "Less: Adjusted EBITDA from investments in affiliates disposed" — — — — — 2 Pro-forma Adjusted EBITDA(2) 217 — 207 — 255 220 899 893 Less: Adjusted EBITDA from investments in affiliates 9 10 12 9 40 43 Less: All other(3)(13) (15) (14) (12) (54) (52) Pro-forma Hotel Adjusted EBITDA(2) 221 212 257 223 913 902 Less: Adjusted EBITDA from non-comparable hotels 6 (1)(4) 4 5 10 Pro-forma Comparable Hotel Adjusted EBITDA(2) $215 $213 $261 $219 $908 $892 (1) Included in other gain (loss), net in the condensed consolidated statement of operations. (2) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018. (3) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statement of operations.

Supplementary Financial Information (continued)

Historical Pro-forma Comparable Hotel Adjusted EBITDA – 2018 TTM

The financial information below is for the 57 comparable hotels owned as of September 30, 2019.

(unaudited, dollars in millions)	Three Months Ended December 31, 2017	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	Three Months Ended September 30, 2018	TTM September 30, 2018	Full Year December 31, 2017
Net income	$ 61	$ 149	$ 218	$ 55	$ 483	$ 2,631
Depreciation and amortization expense	71	70	69	69	279	288
Interest income	—	(1)	(1)	(2)	(4)	(2)
Interest expense	31	31	31	32	125	124
Income tax (benefit) expense	(2)	—	13	—	11	(2,346)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	6	7	5	8	26	24
EBITDA	167	256	335	162	920	719
Gain on sales of assets, net	(1)	(89)	(7)	(2)	(99)	(1)
(Gain) loss on sale of investments in affiliates[1]	—	—	(108)	1	(107)	—
(Gain) loss on foreign currency transactions	—	(1)	4	1	4	4
Transition expense	4	2	—	1	7	9
Disposition costs	2	—	—	—	2	2
Severance expense	1	—	1	1	3	1
Share-based compensation expense	4	4	4	4	16	14
Casualty loss (gain) and impairment loss, net	24	—	—	(1)	23	26
Other items	(21)	2	(1)	1	(19)	(17)
Adjusted EBITDA	180	174	228	168	750	757
Add: Adjusted EBITDA from hotels acquired[2]	38	36	55	49	178	171
Less: Adjusted EBITDA from hotels disposed of	15	12	11	8	46	67
Less: Adjusted EBITDA from investments in affiliates disposed	7	—	2	—	9	7
Pro-forma Adjusted EBITDA[2]	196	198	270	209	873	854
Less: Adjusted EBITDA from investments in affiliates	3	12	12	10	37	38
Less: All other[3]	(12)	(12)	(14)	(13)	(51)	(46)
Pro-forma Hotel Adjusted EBITDA[2]	205	198	272	212	887	862
Less: Adjusted EBITDA from non-comparable hotels	(1)	—	5	—	4	6
Pro-forma Comparable Hotel Adjusted EBITDA[2]	$ 206	$ 198	$ 267	$ 212	$ 883	$ 856

(1) Included in *other gain (loss), net* in the condensed consolidated statement of operations.
(2) Includes results from the 18 hotels acquired in the Chesapeake acquisition as if it had taken place on January 1, 2018.
(3) Includes *other revenues* and *other expenses*, non-income taxes on TRS leases included in *other property-level expenses* and *corporate general and administrative expenses* in the condensed consolidated statement of operations.

13 |

PARK HOTELS & RESORTS

Historical Pro-forma Comparable Hotel Revenues – 2019 and 2018 TTM Supplementary Financial Information (continued) The financial information below is for the 57 comparable hotels owned as of September 30, 2019. (1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018. (2) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. Supplementary Financial Information (continued) Historical Comparable Hotel Revenues – 2019 TTM The financial information below is for the 39 comparable hotels owned as of June 30, 2019.(1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels. TTM Full Year (unaudited, dollars in millions) September 30, December 31, March 31, June 30, June 30, December 31, 2018 2018 2019 20192019 2018 Total Revenues $652 $686 $659 $703 $2,700 $2,737 Less: Other revenue 19 19 18 19 75 72 Less: Revenues from hotels disposed of42 42 22 14 120 193 Less: Revenues from non-comparable hotels(1) 8 13 3 5 29 32 Comparable Hotel Revenues $583 $612 $616 $665 $2,476 $2,440 Supplementary Financial Information (continued) Historical Pro-forma Comparable Hotel Revenues – 2019 and 2018 TTM The financial information below is for the 57 comparable hotels owned as of September 30, 2019. Three Months Ended TTM Full Year (unaudited, dollars in millions) December 31, March 31, June 30, September 30, September 30, December 31, 2018 2019 2019 2019 2019 2018 Total Revenues $686 $659 $703 $672 $2,720 $2,737 Less: Other revenue 19 18 19 22 78 72 Add: Revenues from hotels acquired(1) 135 130 151 125 541 561 Less: Revenues from hotels disposed of 42 22 14 — 78 193 Less: Revenues from non-comparable hotels(2) 13 3 5 — 21 32 Pro-forma Comparable Hotel evenues(1) $747 $746 $816 $775 $3,084 $3,001 TTM Full Year (unaudited, dollars in millions) December 31, March 31, June 30, September 30, September 30, December 31, 2017 2018 2018 2018 2018 2017 Total Revenues $686 $668 $731 $652 $2,737 $2,791 Less: Other revenue 17 17 17 19 70 64 Add: Revenues from hotels acquired(1) 130 127 152 148 557 545 Less: Revenues from hotels disposed of 75 62 48 41 226 299 Less: Revenues from non-comparable hotels(2) 2 3 8 9 22 45 Pro-forma Comparable Hotel Revenues(1) $722 $713 $810 $731 $2,976 $2,928 (1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.(2) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at its hotels.

General and Administrative Expenses Supplementary Financial Information (continued) Supplementary Financial Information (continued) General and Administrative Expenses (unaudited, in millions) Three Months Ended Nine Months Ended September 30, September 30,20192018 2019 2018 Corporate general and administrative expenses $14 $16 $47 $47 Less: Share-based compensation expense 4 4 12 12 Transition expense — 1 — 3 Disposition costs — — 1 — Severance expense— — 1 1 G&A, excluding expenses not included in Adjusted EBITDA $10 $11 $33 $31

Supplementary Financial Information (continued) Pro-forma Net Debt and Pro-forma Net Debt to Pro-forma Adjusted EBITDA Ratio (1) Debt as of December 31, 2018 includes $312 million of assumed Chesapeake mortgage loans and $850 million term facility borrowings, less $12 million of related unamortized deferred financing costs. (2) Unamortized deferred financing costs as of December 31, 2018 includes $3 million of unamortized deferred financing costs associated with the assumed Chesapeake mortgage loans and $9 million associated with the term facility entered into in September 2019. (3) Cash and cash equivalents as of December 31, 2018 includes Chesapeake's cash and cash equivalents of $71 million, less $105 million of costs associated with the acquisition. (4) Restricted cash as of December 31, 2018 includes Chesapeake’s restricted cash of $32 million. (5) See slide 12 for Pro-forma TTM Adjusted EBITDA at September 30, 2019. Pro-forma TTM Adjusted EBITDA includes EBITDA for periods prior to ownership for the 18 hotels acquired in the Chesapeake acquisition and excludes results from the 13 hotels disposed of in 2018, 1 hotel returned to the ground lessor at the end of 2018 and 5 hotels disposed of in 2019. Supplementary Financial Information (continued) Pro-forma Net Debt and Pro-forma Net Debt to Pro-forma Adjusted EBITDA Ratio Pro-forma TTM Adjusted EBITDA includes EBITDA for periods prior to ownership for the 18 hotels acquired in the Chesapeake acquisition and excludes results from the 13 hotels disposed of in 2018, 1 hotel returned to the ground lessor at the end of 2018 and 5 hotels disposed of in 2019. (unaudited, in millions) September 30, 2019 December 31, 2018 Debt(1) $4,100 $4,098 Add: unamortized deferred financing costs(2) 19 22 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 4,119 4,120 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 234 233 Less: cash and cash equivalents(3) 321 376 Less: restricted cash(4) 43 47 Pro-forma Net debt $3,989 $3,930 Pro-forma TTM Adjusted EBITDA(5) $899 $893 Pro-forma Net debt to Pro-forma Adjusted EBITDA ratio 4.4x 4.4x (1) Debt as of December 31, 2018 includes $312 million of assumed Chesapeake mortgage loans and $850 million term facility borrowings, less $12 million of related unamortized deferred financing costs. (2) Unamortized deferred financing costs as of December 31, 2018 includes $3 million of unamortized deferred financing costs associated with the assumed Chesapeake mortgage loans and $9 million associated with the term facility entered into in September 2019. (3) Cash and cash equivalents as of December 31, 2018 includes Chesapeake's cash and cash equivalents of $71 million, less $105 million of costs associated with the acquisition. (4) Restricted cash as of December 31, 2018 includes Chesapeake’s restricted cash of $32 million. (5) See slide 12 for Pro-forma TTM Adjusted EBITDA at September 30, 2019.

Guidance Hyatt Centric Fisherman’s Wharf Hilton Waikoloa Village San Francisco Union Square Guidance Hyatt Centric Fisherman’s Wharf Hilton Waikoloa Village San Francisco Union Square

Guidance 2019 Guidance and Assumptions Net income, EBITDA and FFO includes projected Chesapeake results from the date of acquisition through the remainder of 2019; General and administrative expenses are projected to be $43 million, excluding $65 million of acquisition costs, $16 million of non-cash share-based compensation expense, $4 million of disposition costs and $1 million of severance expense; Fully diluted weighted average shares are expected to be 212.7 million; Comparable RevPAR for the fourth quarter of 2019 is expected to be flat compared to the fourth quarter of 2018; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Does not take into account potential future acquisitions and dispositions, including those currently under contract, which could result in a material change to Park’s outlook. Guidance 2019 Guidance and Assumptions Net income, EBITDA and FFO includes projected Chesapeake results from the date of acquisition through the remainder of 2019; General and administrative expenses are projected to be $43 million, excluding $65 million of acquisition costs, $16 million of non-cash share-based compensation expense, $4 million of disposition costs and $1 million of severance expense; Fully diluted weighted average shares are expected to be 212.7 million; Comparable RevPAR for the fourth quarter of 2019 is expected to be flat compared to the fourth quarter of 2018; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a partial year of operations, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for a portion of 2019 following the damage caused by Hurricane Maria; and Does not take into account potential future acquisitions and dispositions, including those currently under contract, which could result in a material change to Park’s outlook. (unaudited, dollars in millions, except per share amounts and Comparable RevPAR) "2019 Outlook as of November 6, 2019"MetricLow High Comparable RevPAR Growth(1) 1.0% 2.0% Comparable RevPAR(1) $181 $183 Net income $264 $284 Net income attributable to stockholders $254 $274 Diluted earnings per share $1.19 $1.29 Adjusted EBITDA $768 $788 Comparable Hotel Adjusted EBITDA margin change(1) (50) bps(20)bps Adjusted FFO per share - Diluted(2)$2.80 $2.90 (1) Includes operating results for the 18 Chesapeake hotels for the fourth quarter only. (2) Per share amounts are calculated based on unrounded numbers.

Guidance (continued) EBITDA and Adjusted EBITDA Guidance (continued) EBITDA and Adjusted EBITDA Year Ending (unaudited, in millions) December 31, 2019Low Case High Case Net income $264 $284 Depreciation and amortization expense 263 263 Interest income (6) (6) Interest expense 141 141 Income tax expense 13 13 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 23 23 EBITDA 698 718 Gain on sale of assets, net (20)(20) Acquisition costs 65 65 Severance expense 2 2 Share-based compensation expense 16 16 Casualty loss and impairment loss, net 8 8 Other items (1) (1) Adjusted EBITDA $768 $788

Guidance (continued) Nareit FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Guidance (continued) Nareit FFO and Adjusted FFO (1) Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) December 31, 2019 Low Case High Case Net income attributable to stockholders $254 $274 Depreciation and amortization expense 263 263 "Depreciation and amortization expense attributable to noncontrolling interests" (4) (4) Gain on sale of assets, net (20) (20) Equity investment adjustments: Equity in earnings from investments in affiliates (20) (21) Pro rata FFO of equity investments 33 34 Nareit FFO attributable to stockholders 506 526 Acquisition costs 65 65 Severance expense 2 2 Share-based compensation expense 16 16 Casualty loss, net7 7 Adjusted FFO attributable to stockholders $596 $616 Adjusted FFO per share - Diluted(1) $2.80 $2.90 Weighted average diluted shares outstanding 212.7 212.7

Portfolio and Operating Metrics Hilton New Orleans Riverside Waldorf Astoria Orlando Golf Club Hilton Santa Barbara Beachfront Resort Portfolio and Operating Metrics Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando Golf Club

Portfolio and Operating Metrics

Hotel Portfolio as of November 6, 2019

Hotel Name	Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Domestic Portfolio						
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	Northern CA	130,000	Fee Simple	100%	$725 (1)
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— (1)
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton[2]	652	Other U.S.	65,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Denver City Center	613	Other U.S.	50,000	Fee Simple	100%	$61
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago - Lakeshore	520	Chicago	21,000	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$142
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern CA	60,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
Le Meridien New Orleans	410	New Orleans	17,000	Fee Simple	100%	—
W Chicago - City Center	403	Chicago	14,000	Fee Simple	100%	$79
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Florida	6,000	Fee Simple	100%	—

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.
(2) Classified as a non-comparable hotel in 2019.

22 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of November 6, 2019

Hotel Name	Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Domestic Portfolio (continued)						
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Le Meridien San Francisco	360	Northern CA	13,000	Fee Simple	100%	—
JW Marriott San Francisco Union Square	344	Northern CA	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	Northern CA	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	14,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	23,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Hotel Indigo San Diego Gaslamp Quarter	210	Southern CA	2,000	Fee Simple	100%	—
Courtyard Washington Capitol Hill/Navy Yard	204	Washington, D.C.	2,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	1,000	Fee Simple	100%	—
Homewood Suites by Hilton Seattle Convention Center Pike Street	195	Other U.S.	1,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern CA	3,000	Fee Simple	100%	$28
Ace Hotel Downtown Los Angeles	182	Southern CA	15,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hotel Adagio, Autograph Collection	171	Northern CA	4,000	Fee Simple	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	15,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	131	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
W New Orleans - French Quarter	97	New Orleans	1,000	Fee Simple	100%	
Total Consolidated Domestic Portfolio	**30,183**		**2,216,000**			**$2,517**

23 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of November 6, 2019

Hotel Name	Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt[1] (in millions)
Consolidated International Portfolio						
Hilton São Paulo Morumbi	503	International	15,000	Fee Simple	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	**631**		**27,000**			—
Total Consolidated Portfolio (58 Hotels)	**30,814**		**2,243,000**			**$2,517**
Unconsolidated Joint Venture Portfolio						
Hilton Orlando	1,424	Florida	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
Conrad Dublin	192	International	13,000	Fee Simple	48%	$9
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Portfolio	**4,489**		**496,000**			**$234**
TOTAL PARK HOTELS & RESORTS PORTFOLIO (66 Hotels)	**35,303**		**2,739,000**			**$2,751**

(1) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

24 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels By Market: Q3 2019 vs. Q3 2018

(unaudited)			Pro-forma Comparable ADR[1]			Pro-forma Comparable Occupancy[1]			Pro-forma Comparable RevPAR[1]		
	Hotels	Rooms	3Q19	3Q18[2]	Change[3]	3Q19	3Q18	Change	3Q19	3Q18[2]	Change[3]
Hawaii	2	3,970	$274.79	$261.16	5.2%	92.6%	86.2%	6.4% pts	$254.55	$225.19	13.0%
Northern California	10	5,470	264.02	268.68	(1.7)	91.6	92.8	(1.2)	241.80	249.22	(3.0)
Florida	7	3,687	166.49	167.78	(0.8)	70.2	75.0	(4.8)	116.88	125.81	(7.1)
Boston	3	1,536	252.46	250.77	0.7	89.9	92.5	(2.6)	227.02	232.12	(2.2)
New Orleans	3	2,129	161.54	148.36	8.9	69.0	68.5	0.5	111.39	101.63	9.6
Chicago	5	2,806	205.91	211.29	(2.5)	83.8	84.1	(0.3)	172.52	177.65	(2.9)
New York	1	1,878	272.69	275.98	(1.2)	95.4	93.1	2.3	260.27	256.95	1.3
Southern California	8	2,327	207.67	206.69	0.5	91.2	91.5	(0.3)	189.30	188.96	0.2
Washington, D.C.	4	1,486	174.13	163.14	6.7	79.0	79.8	(0.8)	137.54	130.25	5.6
Denver	1	613	184.18	191.85	(4.0)	94.7	88.0	6.7	174.33	168.83	3.3
Other	11	3,629	172.42	172.99	(0.3)	82.8	82.9	(0.1)	142.75	143.37	(0.4)
Total Domestic	**55**	**29,531**	**$222.39**	**$220.32**	**0.9%**	**85.2%**	**85.0%**	**0.2% pts**	**$189.48**	**$187.27**	**1.2%**
Total International	2	631	$152.84	$144.90	5.5%	71.4%	76.0%	(4.6)% pts	$109.07	$110.11	(0.9)%
All Markets	**57**	**30,162**	**$221.17**	**$218.90**	**1.0%**	**84.9%**	**84.9%**	**0.0% pts**	**$187.70**	**$185.71**	**1.1%**

(1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(2) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3) Calculated based on unrounded numbers.

25 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels By Market: Q3 2019 vs. Q3 2018

(unaudited, dollars in millions)			Pro-forma Comparable Hotel Adjusted EBITDA[1]			Pro-forma Comparable Hotel Revenue[1]			Pro-forma Comparable Hotel Adjusted EBITDA Margin[1]		
	Hotels	Rooms	3Q19	3Q18[2]	Change[3]	3Q19	3Q18[2]	Change[3]	3Q19	3Q18[2]	Change
Hawaii	2	3,970	$62	$49	28.0%	$158	$133	18.3%	39.5%	36.5%	300 bps
Northern California	10	5,470	44	49	(10.6)	151	155	(2.1)	28.9	31.7	(280)
Florida	7	3,687	12	19	(35.2)	72	77	(7.1)	17.1	24.5	(740)
Boston	3	1,536	15	15	(5.2)	41	41	(1.2)	36.0	37.5	(150)
New Orleans	3	2,129	11	8	27.0	36	33	8.3	29.6	25.2	440
Chicago	5	2,806	17	14	20.3	66	64	4.0	25.2	21.8	340
New York	1	1,878	9	8	5.2	66	62	5.7	13.3	13.4	(10)
Southern California	8	2,327	21	21	2.4	60	59	1.8	34.8	34.6	20
Washington, D.C.	4	1,486	6	5	17.5	25	24	4.5	23.7	21.1	260
Denver	1	613	5	6	(6.3)	14	13	9.2	39.2	45.7	(650)
Other	11	3,629	15	16	(2.2)	61	61	2.1	25.3	26.4	(110)
Total Domestic	**55**	**29,531**	**$217**	**$210**	**3.4%**	**$750**	**$722**	**4.0%**	**28.9%**	**29.1%**	**(20) bps**
Total International	2	631	$2	$2	(23.1)%	$9	$9	0.1%	20.4%	26.6%	(620) bps
All Markets	**57**	**30,162**	**$219**	**$212**	**3.1%**	**$759**	**$731**	**3.9%**	**28.8%**	**29.0%**	**(20) bps**

(1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(2) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3) Calculated based on unrounded numbers.

26 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels By Market: Q3 YTD 2019 vs. Q3 YTD

(unaudited)			Pro-forma Comparable ADR[1]			Pro-forma Comparable Occupancy[1]			Pro-forma Comparable RevPAR[1]		
	Hotels	Rooms	2019	2018[2]	Change[3]	2019	2018	Change	2019	2018[2]	Change[3]
Hawaii	2	3,970	$259.57	$254.25	2.1%	90.7%	88.6%	2.1% pts	$235.45	$225.30	4.5%
Northern California	10	5,470	275.15	262.07	5.0	89.8	89.4	0.4	247.07	234.29	5.5
Florida	7	3,687	215.44	215.28	0.1	80.6	82.0	(1.4)	173.61	176.58	(1.7)
Boston	3	1,536	234.03	229.99	1.8	85.9	87.5	(1.6)	200.92	201.16	(0.1)
New Orleans	3	2,129	187.25	185.49	1.0	75.1	76.6	(1.5)	140.64	142.03	(1.0)
Chicago	5	2,806	194.24	199.56	(2.7)	74.9	76.1	(1.2)	145.50	151.82	(4.2)
New York	1	1,878	266.21	276.06	(3.6)	89.7	86.9	2.8	238.88	240.12	(0.5)
Southern California	8	2,327	195.55	193.17	1.2	87.3	86.8	0.5	170.71	167.68	1.8
Washington, D.C.	4	1,486	185.21	182.12	1.7	79.0	79.0	0.0	146.28	143.77	1.7
Denver	1	613	179.29	181.85	(1.4)	86.1	77.5	8.6	154.38	140.89	9.6
Other	11	3,629	164.08	164.65	(0.3)	79.3	79.9	(0.6)	130.08	131.49	(1.1)
Total Domestic	**55**	**29,531**	**$224.71**	**$221.64**	**1.4%**	**84.0%**	**83.8%**	**0.2% pts**	**$188.76**	**$185.68**	**1.7%**
Total International	2	631	$159.69	$147.05	8.6%	70.4%	72.2%	(1.8)% pts	$112.45	$106.16	5.9%
All Markets	**57**	**30,162**	**$223.57**	**$220.29**	**1.5%**	**83.7%**	**83.5%**	**0.2% pts**	**$187.11**	**$184.02**	**1.7%**

(1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(2) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3) Calculated based on unrounded numbers.

27 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Pro-forma Comparable Hotels By Market: Q3 YTD 2019 vs. Q3 YTD 2018

(unaudited, dollars in millions)			Pro-forma Comparable Hotel Adjusted EBITDA[1]			Pro-forma Comparable Hotel Revenue[1]			Pro-forma Comparable Hotel Adjusted EBITDA Margin[1]		
	Hotels	Rooms	2019	2018[2]	Change[3]	2019	2018[2]	Change[3]	2019	2018[2]	Change
Hawaii	2	3,970	$164	$149	11.1%	$437	$400	9.2%	37.5%	36.9%	60 bps
Northern California	10	5,470	145	138	4.7	471	452	4.5	30.7	30.6	10
Florida	7	3,687	105	114	(7.5)	315	317	(0.7)	33.4	35.8	(240)
Boston	3	1,536	37	37	(1.2)	112	111	0.9	33.0	33.7	(70)
New Orleans	3	2,129	49	47	2.3	134	133	0.9	36.4	35.9	50
Chicago	5	2,806	34	34	1.9	171	172	(0.1)	20.2	19.8	40
New York	1	1,878	25	29	(14.3)	198	199	(0.5)	12.5	14.5	(200)
Southern California	8	2,327	53	48	9.1	166	160	4.5	31.8	30.5	130
Washington, D.C.	4	1,486	22	21	3.7	81	80	1.5	27.0	26.4	60
Denver	1	613	15	14	10.3	38	35	10.7	39.9	40.1	(20)
Other	11	3,629	38	40	(3.8)	169	170	0.2	22.8	23.7	(90)
Total Domestic	**55**	**29,531**	**$687**	**$671**	**2.5%**	**$2,292**	**$2,229**	**3.1%**	**30.0%**	**30.1%**	**(10) bps**
Total International	2	631	$6	$6	0.1%	$30	$27	5.9%	20.2%	21.4%	(120) bps
All Markets	**57**	**30,162**	**$693**	**$677**	**2.5%**	**$2,322**	**$2,256**	**3.1%**	**29.9%**	**30.1%**	**(20) bps**

(1) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(2) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(3) Calculated based on unrounded numbers.

28 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q3 2019 vs. Q3 2018

	(unaudited)	ADR			Occupancy			RevPAR		
		3Q19	3Q18[1]	Change[2]	3Q19	3Q18	Change	3Q19	3Q18[1]	Change[2]
	Top 10 Park Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$280.92	$274.09	2.5%	95.6%	94.9%	0.7% pts	$268.64	$260.14	3.3%
2	Hilton San Francisco Union Square	269.66	276.18	(2.4)	92.7	91.9	0.8	249.93	253.73	(1.5)
3	Parc 55 San Francisco - a Hilton Hotel	273.75	277.60	(1.4)	92.6	94.4	(1.8)	253.39	261.96	(3.3)
4	New York Hilton Midtown	272.69	275.98	(1.2)	95.4	93.1	2.3	260.27	256.95	1.3
5	Hilton Orlando Bonnet Creek	148.91	149.60	(0.5)	65.3	68.0	(2.7)	97.20	101.66	(4.4)
6	Waldorf Astoria Orlando	230.04	207.50	10.9	71.0	73.8	(2.8)	163.40	153.23	6.6
7	Hilton New Orleans Riverside	168.37	148.89	13.1	66.9	68.3	(1.4)	112.69	101.69	10.8
8	Hilton Chicago	204.09	216.75	(5.8)	84.2	83.2	1.0	171.80	180.29	(4.7)
9	Casa Marina, A Waldorf Astoria Resort	290.17	292.75	(0.9)	73.9	69.2	4.7	214.37	202.39	5.9
10	Hilton Waikoloa Village	256.99	211.65	21.4	84.9	63.8	21.1	218.25	135.15	61.5
	Sub-total Top 10 Park Hotels	**$248.02**	**$243.64**	**1.8%**	**85.8%**	**83.9%**	**1.9% pts**	**$212.88**	**$204.48**	**4.1%**
	Top 11-25 Park Comparable Hotels	$194.02	$192.68	0.7%	79.1%	82.9%	(3.8)% pts	$153.50	$159.75	(3.9)%
	All Other Park Comparable Hotels	$154.33	$150.89	2.3%	84.0%	84.5%	(0.5)% pts	$129.68	$127.54	1.7%
	Park Comparable Hotels[3]	**$219.16**	**$215.01**	**1.9%**	**83.7%**	**83.7%**	**— pts**	**$183.51**	**$180.07**	**1.9%**
	Pro-forma Chesapeake Comparable Hotels[4]	$228.77	$233.67	(2.1)%	89.5%	89.3%	0.2% pts	$204.65	$208.53	(1.9)%
	Total Pro-forma Comparable Hotels[4]	**$221.17**	**$218.90**	**1.0%**	**84.9%**	**84.9%**	**— pts**	**$187.70**	**$185.71**	**1.1%**
	Non-Comparable Hotels[5]	$168.59	$151.37	11.4%	58.1%	59.6%	(1.5)% pts	$97.98	$90.27	8.5%
	Total Consolidated Portfolio[4]	**$220.40**	**$213.91**	**3.0%**	**84.3%**	**82.3%**	**2.0% pts**	**$185.81**	**$175.99**	**5.6%**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Excludes hotels acquired as part of the Chesapeake acquisition in September 2019.
(4) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(5) Includes the Caribe Hilton and assets disposed of by Park in 2018 and 2019.

29 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q3 2019 vs. Q3 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		3Q19	3Q18[1]	Change[2]	3Q19	3Q18[1]	Change[2]	3Q19	3Q18[1]	Change
	Top 10 Park Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$44	$44	0.8%	$110	$106	4.5%	40.1%	41.6%	(150) bps
2	Hilton San Francisco Union Square	17	19	(8.0)	60	59	0.6	28.8	31.5	(270)
3	Parc 55 San Francisco - a Hilton Hotel	8	9	(13.1)	26	27	(4.5)	30.4	33.4	(300)
4	New York Hilton Midtown	9	8	5.2	66	62	5.7	13.3	13.4	(10)
5	Hilton Orlando Bonnet Creek	3	6	(42.3)	21	23	(9.0)	16.5	26.0	(950)
6	Waldorf Astoria Orlando	3	2	11.8	14	14	3.0	17.6	16.2	140
7	Hilton New Orleans Riverside	10	8	31.5	30	27	9.5	33.7	28.1	560
8	Hilton Chicago	10	8	18.6	41	38	5.2	23.6	20.9	270
9	Casa Marina, A Waldorf Astoria Resort	2	3	(14.2)	9	9	6.6	22.9	28.4	(550)
10	Hilton Waikoloa Village	18	4	287.4	47	28	71.4	37.9	16.8	2,110
	Sub-total Top 10 Park Hotels	**$124**	**$111**	**11.4%**	**$424**	**$393**	**7.8%**	**29.2%**	**28.3%**	**90 bps**
	Top 11-25 Park Comparable Hotels	$35	$38	(9.8)%	$128	$131	(2.5)%	27.2%	29.4%	(220) bps
	All Other Park Comparable Hotels	$13	$14	(0.8)%	$60	$59	2.4%	22.5%	22.9%	(40) bps
	Park Comparable Hotels[3]	**$172**	**$163**	**5.5%**	**$612**	**$583**	**4.9%**	**28.1%**	**27.9%**	**20 bps**
	Pro-forma Chesapeake Comparable Hotels[4]	$47	$49	(4.9)%	$147	$148	0.0%	31.6%	33.2%	(160) bps
	Total Pro-forma Comparable Hotels[4]	**$219**	**$212**	**3.1%**	**$759**	**$731**	**3.9%**	**28.8%**	**29.0%**	**(20) bps**
	Non-Comparable Hotels[5]	$3	$8	(54.5)%	$16	$50	(67.4)%	20.7%	14.8%	590 bps
	Total Consolidated Portfolio[4]	**$222**	**$220**	**1.2%**	**$775**	**$781**	**(0.6)%**	**28.7%**	**28.1%**	**60 bps**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Excludes hotels acquired as part of the Chesapeake acquisition in September 2019.
(4) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(5) Includes the Caribe Hilton and assets disposed of by Park in 2018 and 2019.

30 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q3 YTD 2019 vs. Q3 YTD 2018

	(unaudited)	ADR			Occupancy			RevPAR		
		2019	2018[1]	Change[2]	2019	2018	Change	2019	2018[1]	Change[2]
	Top 10 Park Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$267.17	$261.75	2.1%	94.0%	94.5%	(0.5)% pts	$251.25	$247.35	1.6%
2	Hilton San Francisco Union Square	284.89	271.07	5.1	90.0	86.5	3.5	256.54	234.48	9.4
3	Parc 55 San Francisco - a Hilton Hotel	284.13	267.90	6.1	90.7	91.2	(0.5)	257.67	244.37	5.4
4	New York Hilton Midtown	266.21	276.06	(3.6)	89.7	86.9	2.8	238.88	240.12	(0.5)
5	Hilton Orlando Bonnet Creek	188.56	188.52	0.0	76.9	76.6	0.3	145.02	144.44	0.4
6	Waldorf Astoria Orlando	283.57	278.71	1.7	76.2	76.8	(0.6)	216.15	214.14	0.9
7	Hilton New Orleans Riverside	192.43	186.93	2.9	74.4	75.6	(1.2)	143.14	141.24	1.3
8	Hilton Chicago	194.08	201.69	(3.8)	75.8	75.5	0.3	147.17	152.42	(3.4)
9	Casa Marina, A Waldorf Astoria Resort	386.68	381.26	1.4	83.3	79.1	4.2	322.26	301.64	6.8
10	Hilton Waikoloa Village	237.17	229.39	3.4	82.1	73.4	8.7	194.75	168.48	15.6
	Sub-total Top 10 Park Hotels	**$251.66**	**$247.53**	**1.7%**	**85.2%**	**83.8%**	**1.4% pts**	**$214.39**	**$207.35**	**3.4%**
	Top 11-25 Park Comparable Hotels	$197.20	$193.21	2.1%	79.9%	81.8%	(1.9)% pts	$157.64	$158.14	(0.3)%
	All Other Park Comparable Hotels	$152.34	$150.62	1.1%	82.2%	81.7%	0.5% pts	$125.25	$123.11	1.7%
	Park Comparable Hotels[3]	**$221.82**	**$217.75**	**1.9%**	**83.3%**	**82.9%**	**0.4% pts**	**$184.77**	**$180.57**	**2.3%**
	Pro-forma Chesapeake Comparable Hotels[4]	$230.46	$230.21	0.1%	85.3%	86.0%	(0.7)% pts	$196.55	$197.96	(0.7)%
	Total Pro-forma Comparable Hotels[4]	**$223.57**	**$220.29**	**1.5%**	**83.7%**	**83.5%**	**0.2% pts**	**$187.11**	**$184.02**	**1.7%**
	Non-Comparable Hotels[5]	$153.18	$154.43	(0.8)%	56.1%	62.8%	(6.7)% pts	$85.91	$96.97	(11.4)%
	Total Consolidated Portfolio[4]	**$221.33**	**$214.41**	**3.2%**	**82.4%**	**81.1%**	**1.3% pts**	**$182.39**	**$173.97**	**4.8%**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Excludes hotels acquired as part of the Chesapeake acquisition in September 2019.
(4) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(5) Includes the Caribe Hilton and assets disposed of by Park in 2018 and 2019.

31 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (continued)

Top 10 Assets: Q3 YTD 2019 vs. Q3 YTD 2018

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2019	2018[1]	Change[2]	2019	2018[1]	Change[2]	2019	2018[1]	Change
	Top 10 Park Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$124	$121	2.8%	$314	$301	4.5%	39.6%	40.2%	(60) bps
2	Hilton San Francisco Union Square	58	52	11.4	188	174	8.0	31.0	30.0	100
3	Parc 55 San Francisco - a Hilton Hotel	27	26	2.1	81	79	2.9	32.6	32.9	(30)
4	New York Hilton Midtown	25	29	(14.3)	198	199	(0.5)	12.5	14.5	(200)
5	Hilton Orlando Bonnet Creek	33	36	(7.9)	95	96	(1.7)	35.2	37.6	(240)
6	Waldorf Astoria Orlando	16	15	4.5	57	55	3.0	28.3	27.9	40
7	Hilton New Orleans Riverside	43	40	6.1	109	107	2.7	39.0	37.7	130
8	Hilton Chicago	21	20	3.8	108	106	1.8	19.2	18.8	40
9	Casa Marina, A Waldorf Astoria Resort	15	16	(2.1)	41	38	6.5	37.7	41.0	(330)
10	Hilton Waikoloa Village	40	27	47.9	123	100	23.3	32.3	26.9	540
	Sub-total Top 10 Park Hotels	**$402**	**$382**	**5.1%**	**$1,314**	**$1,255**	**4.7%**	**30.6%**	**30.5%**	**10 bps**
	Top 11-25 Park Comparable Hotels	$114	$116	(0.3)%	$402	$401	1.0%	28.5%	28.8%	(30) bps
	All Other Park Comparable Hotels	$40	$39	1.6%	$178	$174	2.6%	22.5%	22.7%	(20) bps
	Park Comparable Hotels[3]	**$556**	**$537**	**3.7%**	**$1,894**	**$1,830**	**3.7%**	**29.4%**	**29.4%**	**0 bps**
	Pro-forma Chesapeake Comparable Hotels[4]	$137	$140	(2.2)%	$428	$426	0.5%	32.0%	32.9%	(90) bps
	Total Pro-forma Comparable Hotels[4]	**$693**	**$677**	**2.5%**	**$2,322**	**$2,256**	**3.1%**	**29.9%**	**30.1%**	**(20) bps**
	Non-Comparable Hotels[5]	$9	$36	(74.7)%	$58	$168	(64.7)%	15.4%	21.5%	(610) bps
	Total Consolidated Portfolio[4]	**$702**	**$713**	**(1.4)%**	**$2,380**	**$2,424**	**(1.6)%**	**29.5%**	**29.5%**	**0 bps**

(1) Presented on a currency neutral basis (prior periods are reflected using the current period exchange rates).
(2) Calculated based on unrounded numbers.
(3) Excludes hotels acquired as part of the Chesapeake acquisition in September 2019.
(4) Includes results from the 18 hotels acquired from Chesapeake as if the acquisition had taken place on January 1, 2018.
(5) Includes the Caribe Hilton and assets disposed of by Park in 2018 and 2019.

32 |

PARK HOTELS & RESORTS

Acquisitions & Dispositions Hyatt Regency Boston Caribe Hilton W New Orleans French Quarter Acquisitions & Dispositions Caribe Hilton W New Orleans French Quarter

Property Acquisitions and Dispositions

Property Acquisitions

Hotel	Location	Room Count
Chesapeake Lodging Trust Acquisition [1]		
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman's Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles	Los Angeles, CA	182
Hotel Adagio, Autograph Collection	San Francisco, CA	171
W New Orleans – French Quarter	New Orleans, LA	97
		5,981

[1] Chesapeake acquisition closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.

34 |

PARK HOTELS & RESORTS

Property Acquisitions and Dispositions Property Dispositions (1) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park’s pro rata share. (2) Hotels were sold as a portfolio in the same transaction. (3) Park sold a total of 18 hotels in 2018 and 2019. Property Acquisitions and Dispositions Property Dispositions Hotel Location Month Sold Room Count Sales Price (in millions) 2018 Dispositions:Hilton Rotterdam Rotterdam, Netherlands January 2018 254 $62 2 Embassy Suites Portfolio - 3 Hotels Domestic US February 2018 676 95 8 UK Portfolio - 7 Hotels United Kingdom February 2018 1,334 188.5 Hilton Durban Durban, South Africa February 2018 328 32.5 Hilton Berlin(1) Berlin, Germany May 2018 601 140.0 2018 Total 3,193 $519.0 2019 Dispositions:Pointe Hilton Squaw Peak Resort Phoenix, Arizona February 2019 563 $51.4 Hilton Nuremberg Nuremberg, Germany March 2019 152 17.5 Hilton Atlanta Aiport Atlanta, Georgia June 2019 507 101.0 Portfolio(2) June 2019 Hilton New Orleans Airport New Orleans, Louisiana 317 48.0 Embassy Suites Parsippany Parsippany, New Jersey 274 17.0 591 65.0 2019 Total 1,813 $234.9 Grand Total 5,006 $753.9 (1) The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park’s pro rata share. (2) Hotels were sold as a portfolio in the same transaction. (3) Total of 18 hotels sold in 2018 and 2019.

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate	Maturity Date	As of September 30, 2019
Fixed Rate Debt				
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$ 12
Mortgage loan	Hilton Denver City Center	4.90%	August 2022	61
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	28
Mortgage loan	W Chicago - City Center	4.25%	August 2023	79
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	142
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Capital lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		**4.19%[1]**		**2,488**
Variable Rate Debt				
Revolving credit facility[2]	Unsecured	L + 1.50%	December 2021[3]	—
2016 Term loan	Unsecured	L + 1.45%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022[3]	30
2019 Term Facility	Unsecured	L + 1.40%	September 2024	850
Total Variable Rate Debt		**3.52%[1]**		**1,630**
Add: unamortized premium				3
Less: unamortized deferred financing costs and discount				(21)
Total Debt[4]		**3.92%[1]**		**$ 4,100**

(1) Calculated on a weighted average basis.
(2) $1 billion available.
(3) Assumes the exercise of all extensions that are exercisable solely at Park's option.
(4) Excludes $234 million of Park's share of debt of its unconsolidated joint ventures.

37 |

PARK HOTELS & RESORTS

Definitions Hilton Orlando Bonnet Creek W Chicago – City Center Hilton Denver City Center Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago – City Center

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisition or disposition costs expensed during the period; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP. PARK HOTELS & RESORTS 39 Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:Gains or losses on sales of assets for both consolidated and unconsolidated investments;Gains or losses on foreign currency transactions;Transition expense related to the Company’s establishment as an independent, publicly traded company;Transaction costs associated with hotel acquisitions or dispositions expensed during the period;Severance expense;Share-based compensation expense;Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance.Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share - Diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with hotel acquisitions or dispositions expensed during the period; Severance expense; Share-based compensation expense; Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of and assume hotels acquired were owned as of the beginning of each of the periods presented. When presenting such information, the amounts are identified as “Pro-forma.” Definitions (cont’d) Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share - Diluted Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:Gains or losses on foreign currency transactions;Transition expense related to the Company’s establishment as an independent, publicly traded company;Transaction costs associated with hotel acquisitions or dispositions expensed during the period;Severance expense;Share-based compensation expense;Casualty gains or losses; and Other items that management believes are not representative of the Company’s current or future operating performance.Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of and assume hotels acquired were owned as of the beginning of each of the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Pro-forma Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Pro-forma Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Park Comparable Hotels The Company presents certain data for Park’s legacy portfolio on a comparable basis. The Company defines Park comparable hotels as those that: (i) were active and operating in since January 1st of the previous year, and (ii) have not sustained substantial property damage or business interruption, have not undergone large-scale capital projects and for which comparable results are not available. Of the 40 Park legacy hotels that are consolidated as of September 30, 2019, 39 hotels have been classified as Park comparable hotels, which excludes 18 hotels acquired from Chesapeake. Due to the effects of business interruption from Hurricane Maria at the Caribe Hilton in Puerto Rico during the first half of 2019, the results from this property were excluded from comparable hotels in 2019. Park’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, one consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018 and five consolidated hotels that were sold in 2019. Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.The Company believes Pro-forma Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.Net Debt to Pro-forma Adjusted EBITDA Ratio Net debt to Pro-forma Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Pro-forma Net debt to Pro-forma Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels.Park Comparable Hotels The Company presents certain data for Park’s legacy portfolio on a comparable basis. The Company defines Park comparable hotels as those that: (i) were active and operating in since January 1st of the previous year, and (ii) have not sustained substantial property damage or business interruption, have not undergone large-scale capital projects and for which comparable results are not available. Of the 40 Park legacy hotels that are consolidated as of September 30, 2019, 39 hotels have been classified as Park comparable hotels, which excludes 18 hotels acquired from Chesapeake. Due to the effects of business interruption from Hurricane Maria at the Caribe Hilton in Puerto Rico during the first half of 2019, the results from this property were excluded from comparable hotels in 2019. Park’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018, one consolidated hotel that was returned to the lessor after the expiration of the ground lease in December 2018 and five consolidated hotels that were sold in 2019.

Definitions (cont’d) Chesapeake Comparable Hotels The Company presents certain data for Chesapeake’s comparable hotels on a pro-forma comparable hotel basis, which includes 18 hotels the Company acquired from Chesapeake in September 2019. Total Pro-Forma Comparable Hotels The Company presents certain data for its consolidated hotels on a pro-forma comparable hotel basis, which includes Park and Chesapeake comparable hotels. Of the 58 hotels that are consolidated as of September 30, 2019, 57 hotels have been classified as comparable hotels. Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Definitions (cont’d) Chesapeake Comparable Hotels The Company presents certain data for Chesapeake’s comparable hotels on a pro-forma comparable hotel basis, which includes 18 hotels the Company acquired from Chesapeake in September 2019.Total Pro-Forma Comparable Hotels The Company presents certain data for its consolidated hotels on a pro-forma comparable hotel basis, which includes Park and Chesapeake comparable hotels. Of the 58 hotels that are consolidated as of September 30, 2019, 57 hotels have been classified as comparable hotels. Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels.References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted.

Analyst Coverage Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Ari Klein BMO Capital Markets (212) 885-4103 ari.klein@bmo.com Neil Malkin Capital One Securities (571) 633-8191 neil.malkin@capitalone.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com David Katz Jefferies (212) 323-3355 dkatz@jefferies.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet(212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060robin.farley@ubs.com Dori Kesten Wells Fargo (617) 603-4262 dori.kesten@wellsfargo.com